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                                SECOND AMENDMENT TO
                             HILTON HOTELS CORPORATION
                            EMPLOYEE STOCK PURCHASE PLAN


     THIS SECOND AMENDMENT TO HILTON HOTELS CORPORATION EMPLOYEE STOCK PURCHASE PLAN, dated as of December 31, 1998, is made and adopted by HILTON HOTELS CORPORATION, a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

     WHEREAS, effective as of January 1, 1997, the Company adopted the Hilton Hotels Corporation Employee Stock Purchase Plan (as amended from time to time, the "Plan") for the benefit of its eligible employees;

     WHEREAS, subject to certain conditions, the Company intends to spin-off its operations, assets and liabilities relating to its gaming business by distributing, on a pro rata basis, all of the issued and outstanding shares of common stock of Park Place Entertainment Corporation to the holders of the Company's common stock (the "Distribution");

     WHEREAS, in connection with the Distribution, the Company intends that all outstanding options under the Plan will be exercised on the date of the Distribution;

     WHEREAS, the Company reserved the right to amend the Plan pursuant to
Section 18 thereof;

     WHEREAS, the Company desires to amend the Plan so as to provide for the exercise of options under the Plan in connection with the Distribution; and

     WHEREAS, this Second Amendment was duly adopted by a resolution of the Board of Directors of the Company dated as of December 11, 1998.

     NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

     1. The Plan is hereby amended by adding the following new Section 23 immediately after Section 22 of the Plan:

     "23.  PROVISIONS REGARDING THE DISTRIBUTION

           In connection with the distribution (the "Distribution") to the holders of the outstanding shares of the Company's Common Stock, on a one-for-one basis, of all of the outstanding shares of the common stock, par value $.01 per share, of Park Place Entertainment Corporation ("Park Place"), the
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           Company and Park Place intend to enter into that certain Employee
           Benefits and Other Employment Matters Allocation Agreement (the "Benefits Allocation Agreement"), to be dated as of the date of the Distribution (the "Distribution Date"), which provides for the Company and Park Place to allocate the responsibilities with respect to certain matters relating to employees and employee compensation, benefits, labor and other employment matters. Notwithstanding anything contained herein, in connection with the Distribution and pursuant to the terms of the Benefits Allocation Agreement, the following provisions shall apply:

               (a) Options outstanding under the Plan on the Distribution Date shall be exercised automatically as of the Distribution Date in the manner set forth in Section 9 hereof; PROVIDED, HOWEVER, that such Options shall be exercised to purchase Shares of the Company's Common Stock with a "due bill" to receive the distribution of Park Place common stock, and PROVIDED, FURTHER, that the Option Price per Share of the Shares subject to each Option so exercised shall be the lesser of (i) 95% of the Fair Market Value of a Share on the applicable Grant Date, or (ii) 95% of the Fair Market Value on the Distribution Date of a Share of the Company's Common Stock with a "due bill" to receive the distribution of Park Place common stock;

               (b) The Grant Date with respect to the Offering Period immediately following the Distribution Date (the "Post-Distribution Offering Period") shall be the first business day immediately following the Distribution Date.

               (c) The Post-Distribution Offering Period, which may be more or less than six months, shall begin on the first business day immediately following the Distribution Date and shall end on June 30, 1999. All Offering Periods, Grant Dates and Exercise Dates following the Post-Distribution Offering Period shall be determined in accordance with the Plan.

               (d) Effective as of the Distribution Date, Park Place and its subsidiaries shall cease to be Subsidiaries of the Company for purposes of this Plan and all employees of Park Place and its subsidiaries shall cease to be Participants and Eligible Employees under this Plan."

     2. This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.


                                          2
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     3.    This Second Amendment shall be effective as of the effective date of the Distribution.

     4. Except as set forth herein, the Plan shall remain in full force and effect.

                                    *    *      *

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           IN WITNESS WHEREOF, the Company has caused this amendment to the
Plan to be executed by its duly authorized officer as of December 31, 1998.


                                   HILTON HOTELS CORPORATION

                                    By:  /s/ James M. Anderson
                                        ----------------------------------
                                        Name:   James M. Anderson
                                        Title:  Senior Vice President - Labor
                                                Relations and Personnel
                                                Administration


                                         S-1
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                 AGREEMENT IN CONNECTION WITH  SECOND AMENDMENT TO
               HILTON HOTELS CORPORATION EMPLOYEE STOCK PURCHASE PLAN

           In connection with that certain Second Amendment to Hilton Hotels Corporation Employee Stock Purchase Plan, dated as of December 31, 1998 (the "Amendment"), Hilton Hotels Corporation ("Hilton") and Park Place Entertainment Corporation ("Park Place") hereby agree as follows:

           1. Hilton and Park Place hereby agree that each share (a "Hilton Share") of common stock, par value $2.50 per share, of Hilton purchased under the Hilton Employee Stock Purchase Plan (the "Plan") pursuant to the Amendment shall be subject to the distribution to the holders of Hilton common stock, on a pro rata basis, of all of the issued and outstanding shares (each, a "Park Place Share") of common stock, par value $.01 per share, of Park Place in accordance with that certain Distribution Agreement, dated as of December 31, 1998, between Hilton and Park Place.

           2. Concurrently with (or as soon as administratively practicable following) the delivery by Hilton to participants in the Plan (or a recordkeeping service, as the case may be) of certificates representing the Hilton Shares purchased pursuant to the Amendment, Park Place shall deliver to such participants (or recordkeeping service, as the case may be) certificates representing the Park Place Shares in the manner set forth in the Plan. Not less than five business days prior to such delivery by Hilton of certificates representing the Hilton Shares, Hilton shall provide Park Place with such information as is reasonably necessary for Park Place to deliver such certificates representing the Park Place Shares to participants (or recordkeeping service, as the case may be).


                             [SIGNATURE PAGE TO FOLLOW]

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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of December 31, 1998.


                                   HILTON HOTELS CORPORATION



                                   By:  /s/ James M. Anderson
                                        --------------------------------------
                                        Name:   James M. Anderson
                                        Title:  Senior Vice President - Labor
                                                Relations and Personnel
                                                Administration


                                   PARK PLACE ENTERTAINMENT CORPORATION



                                   By:  /s/ Scott A. LaPorta
                                        --------------------------------------
                                        Name:   Scott A. LaPorta
                                        Title:  Executive Vice President and
                                                Chief Financial Officer